SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report:  August 24, 2000
(Date of earliest event reported)

Commission File No. 333-65481



                    Wells Fargo Asset Securities Corporation
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        Delaware                                            52-1972128
(State of Incorporation)                                 (I.R.S. Employer
                                                        Identification No.)

7485 New Horizon Way
Frederick, Maryland                                                21703
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Address of principal executive offices                            (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code

(Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events

Documents incorporated by Reference

The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1999 and December 31, 1998, and for each of the years in the three-year period ended December 31, 1999, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 30, 2000) and the unaudited consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of June 30, 2000, and for periods ended June 30, 2000 and June 30, 1999, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2000 (which was filed with the Securities and Exchange Commission on August 11, 2000) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-65481) of the Registrant; and (iii) the Prospectus Supplement and Prospectus relating to Wells Fargo Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 2000-5, and shall be deemed to be part hereof and thereof.

ITEM 7.       Financial Statements and Exhibits

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------
(EX-23) Consent of KPMG LLP, independent certified public accountants of Ambac Assurance Corporation and subsidiaries in connection with Wells Fargo Asset Securities Corporation, Mortgage Pass-Through
                                    Certificates, Series 2000-5

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WELLS FARGO ASSET SECURITIES CORPORATION


August 24, 2000

                                   By:      /s/ Alan S. McKenney
                                            -----------------------------------
                                            Alan S. McKenney
                                            Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

(EX-23)           Consent of KPMG LLP, independent certified            (E)
                  public accountants of Ambac Assurance
                  Corporation and subsidiaries in connection with Wells Fargo Asset Securities Corporation,
                  Mortgage Pass-Through Certificates, Series
                  2000-5